                                                                   EXHIBIT 10.26

                     UMA PRODUCT SALES AND SERVICE CONTRACT

CONTRACT NO.:     00031

PARTY A:          BEIJING ITOWNET CYBER TECHNOLOGY LTD.

PARTY B:          BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.

SIGNING LOCATION: BEIJING ITOWNET CYBER TECHNOLOGY LTD.

                  SUITES 1205-1206, 12TH FLOOR, UNION PLAZA, 20 CHAOWAI STREET, CHAOYANG DISTRICT, BEIJING 100020, THE PEOPLE'S REPUBLIC OF CHINA

SIGNING DATE:     OCTOBER 8, 2003

EFFECTIVE PERIOD: OCTOBER 10, 2003 TO DECEMBER 31, 2007

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                                TABLE OF CONTENTS

Chapter 1         Definitions ........................................................................   3

Chapter 2         Product Service Contents and Service Terms..........................................   3

Chapter 3         Price Terms.........................................................................   4

Chapter 4         Rights and Obligations of Both Parties..............................................   5

Chapter 5         Acceptance Inspection Criteria and Service Targets..................................   6

Chapter 6         Settlement Method...................................................................   6

Chapter 7         Copyright Ownership.................................................................   7

Chapter 8         Exemption Clauses...................................................................   7

Chapter 9         Miscellaneous.......................................................................   7

Chapter 10        Signing.............................................................................   8

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                         CHAPTER 1          DEFINITIONS

The terms listed below should have the following meanings this contract:

1.1   "Party A" refers to "Beijing iTowNet Cyber Technology Ltd."

1.2 "Party B" refers to "Beijing Ninetowns Ports Software and Technology Co., Ltd.," the provider of the User Message Agent and of the technical services for this product.

1.3   "One contracting party" refers to either Party A or Party B.

1.4   "Both contracting parties" refers to Party A and Party B.

1.5 "The contract" refers to this contract, and to all of the inseverable attachments that make up the contract.

              CHAPTER 2         PRODUCT SERVICE CONTENTS AND SERVICE TERMS

Product Requirements:

Product Name: The Chinese name is [Name in Chinese]; the English name is UMA (User Message Agent).

Product Quantity:

Year             UMA Quantity (Set)                                      Notes:
----             ------------------                                      ------
2003                    100                           Refers to the quantity of this product that is
                                                      purchased in this year

2004                    200

2005                    100

Total                   400

Supply Date Requirements: The deployment work will be completed within two months after Party A issues the deployment list.

Service Contents:

No.                      Service Name                                          Period               Notes
---                      ------------                                          ------               -----
1            Installation and Deployments                                                           Onsite

2            Technical Support Services                                       7 x 24             Remote/Onsite

3            Software Performance Testing and Optimization                    Monthly

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
No.                                Service Name                                   Period                       Notes
---                                ------------                                   ------                       -----
4            System Security Testing and Adjustments to Security Tactics      Semi-Annually

5            Data Clearing and Analysis                                       Monthly

6            Product Upgrading                                                Quarterly

7            New Business Allocation and Product Installation                 Based on need

8            Technical Training for Product Maintenance Staff                 Semi-Annually

Party B will provide two years of technical services to Party A for each set of "User Message Agent" that Party A purchases.

Contract Service Period:

January 1, 2004 to December 31, 2007

                              CHAPTER 3         PRICE TERMS

      Both parties will act in accordance with the principle of friendly cooperation and with the provisions of the "Contract Law of the People's Republic of China", and Party A will purchase Party B's "User Message Agent" --- UMA product, and it will purchase the corresponding technical services for this product.

The price list is shown in the following table:

     Item Name            Unit Price (RMB)             Unit        Discount    Settlement Price (RMB)
     ---------            ----------------             ----        --------    ----------------------
UMA Product                RMB100,000.00             Set              50%         RMB50,000.00

Technical Services         RMB15,000.00              Set/Year                     RMB15,000.00

Product Services List and Amounts:

                                      Quantity         Settlement Unit Price
Year          Product/Service       (Set/Points)               (RMB)                  Subtotal (RMB)
----          ---------------       ------------       ---------------------         ----------------
2003            UMA Product             100                RMB50,000.00              RMB5,000,000.00

2003            UMA Service             100                RMB15,000.00              RMB1,500,000.00

2004            UMA Product             200                RMB50,000.00              RMB10,000,000.00

2004            UMA Service             300                RMB15,000.00              RMB4,500,000.00

2005            UMA Product             100                RMB50,000.00              RMB5,000,000.00

2005            UMA Service             300                RMB15,000.00              RMB4,500,000.00

2006            UMA Service             100                RMB15,000.00              RMB1,500,000.00

Total                                                                                RMB32,000,000.00

Total contract Amount: RMB32,000,000.00 (RMB Thirty Two Million)

                CHAPTER 4       RIGHTS AND OBLIGATIONS OF BOTH PARTIES

1. Party A guarantees that it will use the UMA products under the licensing terms that are provided by Party B, and that it will not perform any illegal duplication. Moreover, it will not dissect, assemble, or disassemble the products. Otherwise, Party B will subject Party A to a thorough investigation concerning its legal liability.

2.    Technical Services and Upgrading

      Party B's services include: technical training, customer-friendly service, integrated service, system maintenance, malfunction diagnosis and elimination, and capacity expansion and upgrading. See Chapter 2.

3.    Source Code File Reviews

      Party B will provide all of the source code file reviews, in order to reduce Party A's risk.

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4.    If Party A needs to make changes and carry out a second development, and if the work volume is too large, it will be necessary to make a separate agreement as a contract attachment, and separate development, upgrading, and service charges will be collected.

          CHAPTER 5     ACCEPTANCE INSPECTION CRITERIA AND SERVICE TARGETS

      Product Acceptance Inspection Criteria:

      The UMA product installation and one week of normal and smooth operation.

      Service Targets:

      1.    To provide 7 x 24 technical services;

      2. The system's abnormal stoppage frequency will not exceed four times per year;

      3.    The system restoration time will not exceed one hour.

                           CHAPTER 6    SETTLEMENT METHOD

      Party A should make the UMA product payment and pay the technical service fees for the first half of the year within two months after June each year. It should make the UMA product payment and pay the technical service fees for the second half of the year to Party B within two months after December each year. The specific payable details are shown in the following table:

                                   Product Amount           Service Fees Payable
             Dates                  Payable (RMB)                    (RMB)                  Subtotal (RMB)
             -----                ----------------          --------------------           ----------------
January 2004 to February 2004     RMB5,000,000.00             RMB1,500,000.00              RMB6,500,000.00

July 2004 to August 2004          RMB5,000,000.00             RMB1,500,000.00              RMB6,500,000.00

January 2005 to February
2005                              RMB5,000,000.00             RMB3,000,000.00              RMB8,000,000.00

July 2005 to August 2005          RMB2,500,000.00             RMB2,250,000.00              RMB4,750,000.00

January 2006 to February
2006                              RMB2,500,000.00             RMB2,250,000.00              RMB4,750,000.00

July 2006 to August 2006                                      RMB750,000.00                RMB750,000.00

January 2007 to February                                      RMB750,000.00                RMB750,000.00
2007

Totals                            RMB20,000,000.00            RMB12,000,000.00             RMB32,000,000.00

                          CHAPTER 7     COPYRIGHT OWNERSHIP

      The software copyrights to the UMA (User Message Agent) belong to Party B.

                           CHAPTER 8    EXEMPTION CLAUSES

      Delays: Should a force majeure or other unforeseeable event cause a delay in the performance of this contract, neither party to the contract will assume any late charges.

      Contract Termination: Should a force majeure or other unforeseeable event make this contract impossible, unnecessary, or meaningless, either party may delay or cancel this contract. The actual expenses that Party B has incurred before the contract is terminated should be assumed by Party A, and Party B should provide Party A with the corresponding evidence of expenses.

      If any party sustains a force majeure or unforeseeable event that makes it wholly or partially impossible to perform this contract or that cancels or delays the performance of this contract, it should notify the other party in writing of the circumstances of the event, and it should present the relevant evidence to the other party.

      As used in this contract, force majeure or unforeseeable events refer to objective incidents that are unforeseeable, insurmountable, and unavoidable, and that have a significant impact on one party. They include but are not limited to natural disasters such as floods, earthquakes, fires, and storms, as well as public incidents such as wars, riots, and government actions.

                             CHAPTER 9     MISCELLANEOUS

1. All of the terms in the contract attachments that have been agreed to by both parties are inseverable parts of this contract, and they are of equal effect with the contract text.

2. All matters that are related to this contract, but for which specific provisions have not been made in this contract, will be settled through friendly consultation by both parties and after a written agreement has been reached.

3. Matters that are not covered in this contract will be settled through friendly consultation by both parties. All separate agreements arising from consultation between both parties become supplements to this contract, and they are of equal legal effect as this contract.

4. If a dispute occurs over the above-mentioned contract terms, both parties should resolve it through friendly consultation. If consultation fails, it should be adjudicated by a legal institution in accordance with the relevant legal provisions.

5. This contract consists of four identical copies, and each party keeps two copies. It takes effect after being signed and sealed by both parties.

                               CHAPTER 10       SIGNING

               Name         Beijing iTowNet Cyber Technology Ltd.                       Technology Contract
         -----------------------------------------------------------------------           Special Seal
                            Suite 1205-1206, 12th Floor, Union Plaza, 20 Chaowai                or
             Address        Street, Chaoyang District, Beijing 100020, The                 Official Seal
                            People's Republic of China

Party A
         -----------------------------------------------------------------------          Beijing iTowNet
             Zip Code       100020                                                       Cyber Technology
         -----------------------------------------------------------------------               Ltd.
                                                  Authorized Agent  /s/ Liu Xiao              [Seal]
              Legal                                                 Dong
          Representative
         -----------------------------------------------------------------------
            Telephone       010-65889922          Fax               010-65880038
         -----------------------------------------------------------------------
         Bank of Deposit    Beijing City Commercial Bank, Hongxing Branch
         -----------------------------------------------------------------------
           Account No.      01090330400120109056224
------------------------------------------------------------------------------------------------------------
               Name         Beijing Ninetowns Ports Software and Technology Co.,       Technology Contract
                            Ltd.                                                           Special Seal
         -----------------------------------------------------------------------                or
                            5th Floor, Union Plaza, 20 Chaowai Street, Chaoyang            Official Seal
             Address        District, Beijing 100020, The People's Republic of
Party B                     China                                                        Beijing Ninetowns
         -----------------------------------------------------------------------         Ports Software and
             Zip Code       100020                                                          Technology
         -----------------------------------------------------------------------             Co., Ltd.
                                                  Authorized                                   [Seal]
              Legal                               Agent
          Representative
         -----------------------------------------------------------------------
            Telephone       010-65887788          Fax               010-65882260
         -----------------------------------------------------------------------
         Bank of Deposit
         -----------------------------------------------------------------------
           Account No.
         -----------------------------------------------------------------------

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